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                                  EXHIBIT 10(g)

                          TECHNOLOGY LICENSE AGREEMENT

THIS TECHNOLOGY LICENSE AGREEMENT (the "Agreement") is entered into and effective as of December 25, 2000 by and between Guardtec, Inc., a Korean corporation ("GTC"), and Com-Guard.com Inc., a Nevada corporation ("CGI") or the "COMPANY".

RECITALS

This Agreement is entered into with reference to and in contemplation of the following facts, circumstances and representations:

1. GTC is the owner of that certain proprietary computer technology which affords security protection to computer hardware and software in microcomputers and which is collectively referred to herein as "GTC FIREWALL."

2. CGI is a private corporation, which presently plans to submit an application for listing on the NASD OTC Bulletin Board.

3. CGI desires to acquire GTC FIREWALL for the licensed use with the Com-Guard product line, pursuant to the terms and conditions as set forth herein in this Agreement.

2.  LICENSE OF GTC FIREWALL

2.1 NATURE AND EXTENT OF GTC FIREWALL: The nature of and extent of GTC FIREWALL shall consist of the use of all of the right, title and interest to GTC FIREWALL combined with the Com-Guard product line, including but not limited to all copyrights, trademarks, patents, object codes, limited use of source codes as changed and provided by GTC, enhancements, updates or other modifications and user manuals, and as more specifically set forth and described in the attached Exhibit "A".

2.2 CONSIDERATION FOR PURCHASE OF GTC FIREWALL: In consideration of the purchase of GTC FIREWALL by CGI, CGI agrees to issue to GTC a total of ONE HUNDRED FIFTY THOUSAND (150,000) shares of CGI common stock (the "CGI Shares").

3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The COMPANY represents and warrants to GTC as follows:

3.1 ORGANIZATION: CGI is a corporation duly incorporated and validly existing under the laws of Nevada and is in good standing with respect to all of its required Nevada corporation filings.

3.2 VALIDLY ISSUED AND AUTHORIZED SHARES: That the CGI Shares will be validly authorized and issued by the COMPANY, they will be fully paid and non-assessable and that they will be issued in full compliance with all federal and state securities laws.

3.3 CORPORATE AUTHORITY: The officers or representatives of the COMPANY executing this Agreement represent that they have been authorized to execute this Agreement pursuant to a resolution of the Board of Directors of the CGI.

4.  REPRESENTATIONS OF GTC

GTC represents and warrants to CGI as follows:

4.1 GTC FIREWALL OWNERSHIP: That GTC is the owner of, or represents the owner of, beneficially and of record, of GTC FIREWALL and that said technology is free and clear of all liens, encumbrances, claims, charges and restrictions.

4.2 Use of GTC FIREWALL: That GTC has the full power to transfer the use of GTC FIREWALL to CGI without obtaining the consent or approval of any other person or governmental agency.

4.3 PERFORMANCE IN ACCORDANCE WITH THE SPECIFICATIONS: That GTC FIREWALL will perform in accordance with the specifications set forth in Exhibit "A."

4.4 FIT FOR PARTICULAR PURPOSE: That GTC FIREWALL will be fit for the particular purposes specified by CGI under normal use and service.

4.5 FREE OF DEFECTS: That GTC FIREWALL is free of defects in design, materials and workmanship and that a computer system will have the ability to perform the necessary functions within a reasonable period of time.

4.6 INDEMNIFICATION: GTC shall indemnify and hold harmless CGI from and against any claims, including reasonable legal fees and expenses, based upon infringement of any United States copyright, patent or trademark by GTC FIREWALL.

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4.7 ORGANIZATION: GTC is a corporation duly incorporated and validly existing under the laws of Korea and is in good standing with respect to all of its regulatory filings.

4.8 NO LIENS: That GTC has not received a notice of any assignment, lien, encumbrance, claim or charge against GTC FIREWALL.

4.9 CORPORATE AUTHORITY: The officers or representatives of GTC executing this Agreement represent that they have been authorized to execute this Agreement pursuant to a resolution of the Boards of Directors pf GTC.

5.  COOPERATION, ARBITRATION, INTERPRETATION, MODIFICATION AND ATTORNEY FEES

5.1 COOPERATION OF PARTIES: The parties further agree that they will do all things necessary to accomplish and facilitate the purpose of this Agreement and that they will sign and execute any and all documents necessary to bring about and perfect the purposes of this Agreement.

5.2 ARBITRATION: The parties hereby submit all controversies, claims and matters of difference arising out of this Agreement to arbitration in San Diego, California according to the rules and practices of the American Arbitration Association from time to time in force. This submission and agreement to arbitrate shall be specifically enforceable. The Agreement shall further be governed by the laws of the State of Nevada.

5.3 INTERPRETATION OF AGREEMENT: The parties agree that should any provision of this Agreement be found to be ambiguous in any way, such ambiguity shall not be resolved by construing such provisions or any part of or the entire Agreement in favor of or against any party herein, but rather by construing the terms of this Agreement fairly and reasonable in accordance with their generally accepted meaning.

5.4 MODIFICATION OF AGREEMENT: This Agreement may be amended or modified in any way at any time by an instrument in writing stating the manner in which it is amended or modified and signed by each of the parties hereto. Any such writing amending or modifying this Agreement shall be attached to and kept with this Agreement.

5.5 ATTORNEY FEES: If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of the Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

5.6 ENTIRE AGREEMENT: This Agreement constitutes the entire Agreement and understanding of the parties hereto with respect to the matters herein set forth, and all prior negotiations, writings and understandings relating to the subject matter of this Agreement are merged herein and are superseded and canceled by this Agreement.

5.7 COUNTERPARTS: This Agreement may be signed in one or more counterparts.

5.8 FACSIMILE TRANSMISSION SIGNATURES: A signature received pursuant to a facsimile transmission shall be sufficient to bind a party to this Agreement.



DATED: December 25, 2000

/s/ SEUNG CHAN KIM
President/Guardtec, Inc.

/s/ EDWARD W. SAVARESE
President/Com-Guard.com Inc.



                                   EXHIBIT "A"

                   MASTER CD ROM CONTAINING OBJECT CODE AND WRITTEN COPYRIGHT ACKNOWLEDGEMENTS.